                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                  FIRST FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                   FIRST FUNDS
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO
                             CASH RESERVE PORTFOLIO

                           370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 1, 2001

         A special meeting of the shareholders of each of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio (the Portfolios) of First Funds (the Trust), a Massachusetts business trust, will be held at 10:00 a.m., Denver time, at the offices of ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, on June 1, 2001, to vote on the following proposals (the Proposals) with respect to each Portfolio:

PROPOSAL 1:       To approve a new Investment Advisory and Management Agreement for the Portfolio between the Trust and First Tennessee Bank
                  National Association, as co-adviser for the Portfolio.

PROPOSAL 2:       To approve a new Investment Advisory and Management Agreement for the Portfolio between the Trust and BlackRock
                  Institutional Management Corporation (BlackRock), as investment adviser for the Portfolios.

         Only shareholders of record of each of the Portfolios at the close of business on April 6, 2001 (the Record Date) are entitled to receive notice of and to vote at the meeting and at any adjournments thereof on matters relating to their Portfolio. Shareholders of each of the Portfolios will vote separately on the Proposals as they pertain to their Portfolio. All classes of shares outstanding as to any of the Portfolios will vote together on the Proposals as they pertain to that Portfolio.

         As to each Portfolio, implementation of the proposed Agreements is contingent upon both Proposals being approved. Accordingly, unless both Proposals are approved, neither of the proposed Agreements will be implemented for that Portfolio. If both the Proposals are approved, it is anticipated that the new Investment Advisory and Management Agreements will become effective as soon as practicable after the meeting.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE FOR THE PROPOSALS, AS MORE FULLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                                    By Order of the Trustees,


                                                    Russell C. Burk
[                          ], 2001                  Secretary
 --------------------------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                   FIRST FUNDS
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO
                             CASH RESERVE PORTFOLIO

                           370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 1, 2001

         This Proxy Statement (the "Statement") is furnished in connection with the solicitation of the enclosed proxy by the Trustees on behalf of each of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio (the "Portfolios") of First Funds (the "Trust"), a Massachusetts business trust, to be used at the Special Meeting of Shareholders of the Portfolios to be held on June 1, 2001, at 10:00 a.m., Denver time, at the offices of the Portfolios' administrator and distributor, ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, as further described below.

         Shareholders of record of each of the Portfolios at the close of business on April 6, 2001 (the Record Date) are entitled to attend and to vote at the meeting and at any and all adjournments of the meeting. On the Record
Date, there were outstanding [        ] shares of the U.S. Treasury Money Market
Portfolio, [       ] shares of the U.S. Government Money Market Portfolio,
[       ] shares of the Municipal Money Market Portfolio and [       ] shares of
the Cash Reserve Portfolio.

         The Proposals set forth in the Notice of Special Meeting of Shareholders and each other item of business which may properly come before the meeting will be voted on separately by the shareholders of each of the Portfolios. All classes of shares outstanding as to any of the Portfolios will vote together on the Proposals as they pertain to that Portfolio. The holders of shares shall be entitled to one vote for each full share and a fractional vote for each fractional share.

         If the accompanying form of proxy is properly executed, returned in time to be voted at the meeting and not revoked, the shares covered by the proxy will be voted in accordance with the instructions marked thereon by the shareholder(s). In the event that the shareholder signs and returns the proxy, but does not indicate a choice as to the Proposals on the proxy, the persons named in the accompanying proxy will vote those shares in favor of the Proposals set forth in the Notice of Special Meeting of Shareholders and in their discretion with regard to any other proposal presented at the meeting. An executed and returned proxy may nevertheless be revoked by a shareholder at any time before it is voted by sending written notice of the revocation to the appropriate Portfolio or by appearing personally and voting at the meeting.

         This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy are first being mailed to shareholders on or about May 1, 2001. The most recently available annual and semi-annual reports of the Portfolios have been mailed to shareholders. IF YOU HAVE NOT RECEIVED THE REPORT OR WOULD LIKE TO RECEIVE AN ADDITIONAL COPY, WITHOUT CHARGE, PLEASE WRITE TO FIRST FUNDS, C/O ALPS MUTUAL FUNDS SERVICES, INC., 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202, OR CALL 1-800-442-1941 (OPTION 1) AND IT WILL BE SENT BY FIRST-CLASS MAIL.

                         THE PROPOSALS TO BE VOTED UPON

         At the meeting, shareholders will be asked to vote their shares to approve new Investment Advisory and Management Agreements (the Agreements) for each of the Portfolios, and to transact such other business as may properly come before the meeting or any adjournment thereof.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE FOR THE PROPOSALS, AS MORE FULLY DESCRIBED BELOW.

         As to each Portfolio, implementation of the proposed Agreements is contingent upon both Proposals being approved. Accordingly, unless both Proposals are approved, neither of the proposed Agreements will be implemented for that Portfolio. If the Proposals are approved, it is anticipated that the new Agreements will be implemented as soon as practicable after the meeting.

================================================================================
                           BACKGROUND TO THE PROPOSALS
================================================================================

WHY ARE THE NEW AGREEMENTS BEING PROPOSED?

         The new Agreements are being proposed to re-align the relationships between the Trust, First Tennessee and BlackRock with respect to the Portfolios. Currently, First Tennessee serves as the investment adviser to the Portfolios, under direct contract with the Trust. BlackRock (formerly known as PNC Institutional Management Corporation) serves as the sub-adviser to the Portfolios, under contract with First Tennessee. The Trust pays First Tennessee the entire investment advisory fee for the Portfolios. In turn, First Tennessee pays BlackRock for its sub-advisory services.

         Under the proposed new arrangement, the Trust would contract directly with each of BlackRock, as investment adviser, and First Tennessee, as co-adviser, and would pay each of them directly their respective portion of the advisory fee. This would re-align the current adviser and sub-adviser as adviser and co-adviser to the Portfolios. It would not, however, increase the aggregate advisory fees paid by the Trust.

         This realignment is intended to clarify the respective responsibilities of First Tennessee and BlackRock with respect to the Portfolios, particularly insofar as those responsibilities affect First Tennessee's obligations under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Under ERISA, First Tennessee generally may act as a "fiduciary" with respect to employee benefit plan investments in mutual funds (such as the Trust) with respect to which First Tennessee is an investment adviser, if certain requirements are met. One of these requirements is that First Tennessee offsets the plan's allocable share of any investment management, investment advisory or similar fees paid by the mutual fund to First Tennessee or any affiliate of First Tennessee against any fees payable to First Tennessee directly by the plan. In the context of the Portfolios, this requirement could be construed to mean that First Tennessee must credit each plan's allocable share of the entire investment advisory fee received by First Tennessee notwithstanding that the bulk of that fee is paid to BlackRock as subadviser. By realigning and restating the positions and responsibilities of First Tennessee and BlackRock, and having each of them paid directly by the Trust, First Tennessee would be able to meet the ERISA requirement that each plan receives a credit for its allocable share of the advisory fees received from the Trust by First Tennessee without including in that credit any amounts paid to BlackRock, a company that is not affiliated with First Tennessee.

WOULD THIS CHANGE THE AMOUNT OF FEES PAID BY THE PORTFOLIOS?

         Yes. The proposed new arrangement would lower the aggregate amount of total fees paid by the Portfolios. Each of the Portfolios are currently responsible for paying its pro-rated portion of an advisory fee at the annual rate of 0.25% of average monthly net assets of the Portfolios. Under the proposed new arrangement, each of the Portfolios would be responsible for paying its prorated portion of an advisory fee at the annual rate of .13% of average monthly net assets of the Portfolios. However, instead of paying the entire amount to First Tennessee, which would in turn pay over a portion to BlackRock as sub-adviser, the Portfolios would pay directly to each of First Tennessee and BlackRock their respective portion of the aggregate fee. This is illustrated in the following tables, which reflect applicable fees based on the Portfolios' aggregate net assets at June 30, 2000, of $282,703,984:

--------------------------------------------------------------
ADVISORY FEES PAID BY THE PORTFOLIOS      CURRENT     PROPOSED
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------
To First Tennessee                        0.25%       0.05%
--------------------------------------------------------------
To BlackRock                              -0-         0.08%
--------------------------------------------------------------
            TOTAL                         0.25%       0.13%
--------------------------------------------------------------

                      U.S. TREASURY MONEY MARKET PORTFOLIO

----------------------------------------------------------------------------------------------------------------------
Shareholder Fees                Current    Proposed   Current    Proposed   Current    Proposed   Current   Proposed
(fees paid directly from your   Class I    Class I    Class II   Class II  Class III  Class III   Class IV  Class IV
investment)
----------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load)       None       None       None       None       None       None       None      None
imposed on purchases as a
percentage of offering price
----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge     None       None       None       None       None       None       None      None
(load) (as a percentage of
original purchase price or
redemption proceeds, as
applicable)
----------------------------------------------------------------------------------------------------------------------
Annual Portfolio Operating      Current    Proposed   Current    Proposed   Current    Proposed   Current   Proposed
Expenses (expenses that are     Class I    Class I    Class II   Class II  Class III  Class III   Class IV  Class IV
deducted from portfolio
assets)
----------------------------------------------------------------------------------------------------------------------
Management Fees                    .25%(a)    .13%       .25%(a)    .13%       .25%(a)    .13%       .25%(a)    .13%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees          .00%       .00%       .00%       .00%       .45%(c)    .45%(c)    .50%       .50%
----------------------------------------------------------------------------------------------------------------------
Other Expenses                     .43%(b)    .40%       .83%(d)    .80%(d)    .58%(b)    .55%       .87%(e)    .84%
----------------------------------------------------------------------------------------------------------------------
Total Portfolio Operating          .68%       .53%      1.08%       .93%      1.28%      1.13%      1.62%      1.47%
Expenses
----------------------------------------------------------------------------------------------------------------------
Fee Waiver(f)                     (.30)%     (.15)%     (.30)%     (.15)%     (.50)%     (.35)%     (.30)%     (.15)%
----------------------------------------------------------------------------------------------------------------------
Net Portfolio Operating            .38%       .38%       .78%       .78%       .78%       .78%      1.32%      1.32%
Expenses
----------------------------------------------------------------------------------------------------------------------

(a) First Tennessee, as Investment Adviser, has voluntarily agreed to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent such fee exceeds
 .08% of the Portfolio's average net assets.
(b) First Tennessee, as Co-administrator, has voluntarily agreed to waive its entire co-administration fee (.05%) that it is entitled to receive under the Co-administration Agreement. ALPS, as administrator, has voluntarily agreed to waive its entire administration fee (0.075%) that it is entitled to receive under the Administration Agreement.
(c) The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .25%.
(d) Because Class II is not currently operational, this amount is estimated.
(e) Because Class IV shares were not in existence for a full year, this amount is estimated.
(f) Current fee waivers are voluntary and may be discontinued at any time. Under the proposed fee waivers, First Tennessee, as Investment Adviser and Co-administrator, has agreed to waive its advisory and co-administration fees until June 30, 2002, to the extent such total expenses exceed .25% of the average net assets of Class I. ALPS Mutual Funds Services, Inc. has also agreed to waive its Administrator fees it is entitled to receive until June 30, 2002 to the extent such total expenses exceed .25% of the average net assets of Class I.

Example - The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

------------------------------------------------------------------------------------------------------------
                    Current    Proposed    Current    Proposed    Current    Proposed    Current    Proposed
                    Class I     Class I    Class II   Class II   Class III  Class III   Class IV    Class IV
------------------------------------------------------------------------------------------------------------
After 1 year          $ 69       $ 54       $  110     $   95      $  130     $  115     $  160      $  150
------------------------------------------------------------------------------------------------------------
After 3 years         $218       $170       $  343     $  296      $  406     $  359     $  496      $  465
------------------------------------------------------------------------------------------------------------
After 5 years         $379       $296       $  595     $  514      $  702     $  622     $  855      $  802
------------------------------------------------------------------------------------------------------------
After 10 years        $846       $655       $1,316     $1,142      $1,544     $1,373     $1,865      $1,755
------------------------------------------------------------------------------------------------------------


                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO

----------------------------------------------------------------------------------------------------------------------
Shareholder Fees                                     Current    Proposed   Current    Proposed   Current    Proposed
(fees paid directly from your investment)            Class I    Class I    Class II   Class II  Class III  Class III
----------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases       None       None       None       None       None       None
as a percentage of offering price
----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a             None       None       None       None       None       None
percentage of original purchase price or
redemption proceeds, as applicable)
----------------------------------------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (expenses that   Current    Proposed   Current    Proposed   Current    Proposed
are deducted from portfolio assets)                  Class I    Class I    Class II   Class II  Class III  Class III
----------------------------------------------------------------------------------------------------------------------
Management Fees                                       .25%(a)    .13%       .25%(a)    .13%       .25%(a)    .13%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                             .00%       .00%       .00%       .00%       .45%(c)    .45%(c)
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                        .20%(b)    .17%       .52%(d)    .49%(d)    .27%(b)    .24%
----------------------------------------------------------------------------------------------------------------------
Total Portfolio Operating Expenses                    .45%       .30%       .77%       .62%       .97%       .82%
----------------------------------------------------------------------------------------------------------------------
Fee Waiver(e)                                        (.18)%     (.05)%     (.18)%     (.05)%     (.38)%     (.25)%
----------------------------------------------------------------------------------------------------------------------
Net Portfolio Operating Expenses                      .27%       .25%       .59%       .57%       .59%       .57%
----------------------------------------------------------------------------------------------------------------------

(a) First Tennessee, as Investment Adviser, has voluntarily agreed to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent such fee exceeds
 .10% of the Portfolio's average net assets.
(b) First Tennessee, as Co-administrator, is entitled to receive an annual fee of .05% of the Portfolio's average net assets. First Tennessee has voluntarily agreed to limit the fee that it is entitled to receive as Co-Administrator to
 .025% of the Portfolio's average net assets.
(c) The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .25%.
(d) Because Class II is not currently operational, this amount is estimated.
(e) Current fee waivers are voluntary and may be discontinued at any time. Under the proposed fee waivers, First Tennessee, as Investment Adviser and Co-administrator, has agreed to waive a portion of its advisory and co-administration fees until June 30, 2002, to the extent necessary for Class I to maintain a total expense ratio of not more than 0.25%.

Example - The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

----------------------------------------------------------------------------------------------------------
                       Current        Proposed      Current        Proposed        Current        Proposed
                       Class I         Class I      Class II       Class II       Class III      Class III
----------------------------------------------------------------------------------------------------------
After 1 year           $   46         $   31         $   79         $   63         $   99         $   84
----------------------------------------------------------------------------------------------------------
After 3 years          $  144         $   97         $  246         $  198         $  309         $  262
----------------------------------------------------------------------------------------------------------
After 5 years          $  252         $  169         $  428         $  346         $  536         $  455
----------------------------------------------------------------------------------------------------------
After 10 years         $  567         $  381         $  953         $  774         $1,189         $1,013
----------------------------------------------------------------------------------------------------------

                        MUNICIPAL MONEY MARKET PORTFOLIO

----------------------------------------------------------------------------------------------------------------------
Shareholder Fees                                     Current    Proposed   Current    Proposed   Current    Proposed
(fees paid directly from your investment)            Class I    Class I    Class II   Class II  Class III  Class III
----------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases       None       None       None       None       None       None
as a percentage of offering price
----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a             None       None       None       None       None       None
percentage of original purchase price or
redemption proceeds, as applicable)
----------------------------------------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (expenses that   Current    Proposed   Current    Proposed   Current    Proposed
are deducted from portfolio assets)                  Class I    Class I    Class II   Class II  Class III  Class III
----------------------------------------------------------------------------------------------------------------------
Management Fees                                       .25%(a)    .13%       .25%(a)    .13%       .25%*(a)   .13%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                             .00%       .00%       .00%       .00%       .45%(c)    .45%(c)
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                        .20%       .17%       .51%(d)    .48%(d)    .26%(b)    .23%
----------------------------------------------------------------------------------------------------------------------
Total Portfolio Operating Expenses                    .45%       .30%       .76%       .61%       .96%       .81%
----------------------------------------------------------------------------------------------------------------------
Fee Waiver(e)                                        (.18)%     (.05)%     (.18)%     (.05)%     (.38)%     (.25)%
----------------------------------------------------------------------------------------------------------------------
Net Portfolio Operating Expenses                      .27%       .25%       .58%       .56%       .58%       .56%
----------------------------------------------------------------------------------------------------------------------

(a) First Tennessee, as Investment Adviser, has voluntarily agreed to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent such fee exceeds
 .10% of the Portfolio's average net assets.
(b) First Tennessee, as Co-administrator, is entitled to receive an annual fee of .05% of the Portfolio's average net assets. First Tennessee has voluntarily agreed to limit the fee that it is entitled to receive as Co-Administrator to
 .025% of the Portfolio's average net assets.
(c) The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .25%.
(d) Because Class II is not currently operational, this amount is estimated.
(e) Current fee waivers are voluntary and may be discontinued at any time. Under the proposed fee waivers, First Tennessee, as Investment Adviser and Co-administrator, has agreed to waive a portion of its advisor and co-administrator fees until June 30, 2002, to the extent necessary for Class I to maintain a total expense ratio of not more than 0.25%.

Example - The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

---------------------------------------------------------------------------------------------------------
                       Current       Proposed        Current        Proposed      Current        Proposed
                       Class I        Class I        Class II       Class II     Class III      Class III
---------------------------------------------------------------------------------------------------------
After 1 year           $   46         $   31         $   78         $   62         $   98         $   83
---------------------------------------------------------------------------------------------------------
After 3 years          $  144         $   97         $  243         $  195         $  306         $  259
---------------------------------------------------------------------------------------------------------
After 5 years          $  252         $  169         $  422         $  340         $  531         $  449
---------------------------------------------------------------------------------------------------------
After 10 years         $  567         $  381         $  942         $  762         $1,177         $1,001
---------------------------------------------------------------------------------------------------------


                             CASH RESERVE PORTFOLIO

----------------------------------------------------------------------------------------------------------------------
Shareholder Fees                                     Current    Proposed   Current    Proposed   Current    Proposed
(fees paid directly from your investment)            Class I    Class I    Class II   Class II  Class III  Class III
----------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases       None       None       None       None       None       None
as a percentage of offering price
----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a             None       None       None       None       None       None
percentage of original purchase price or
redemption proceeds, as applicable)
----------------------------------------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (expenses that   Current    Proposed   Current    Proposed   Current    Proposed
are deducted from portfolio assets)                  Class I    Class I    Class II   Class II  Class III  Class III
----------------------------------------------------------------------------------------------------------------------
Management Fees                                       .25%(a)    .13%       .25%a      .13%       .25%(a)    .13%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                             .00%       .00%       .00%       .00%       .45%(c)    .45%(c)
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                        .23%(b)    .20%       .48%(d)    .45%(d)    .23%(b)    .20%
----------------------------------------------------------------------------------------------------------------------

Total Portfolio Operating Expenses                    .48%       .33%       .73%       .58%       .93%       .78%
----------------------------------------------------------------------------------------------------------------------
Fee Waiver(e)                                        (.18)%     (.08)%     (.18)%     (.08)%     (.38)%     (.28)%
----------------------------------------------------------------------------------------------------------------------
Net Portfolio Operating Expenses                      .30%       .25%       .55%       .50%       .55%       .50%
----------------------------------------------------------------------------------------------------------------------

(a) First Tennessee, as Investment Adviser, has voluntarily agreed to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent such fee exceeds
 .10% of the Portfolio's average net assets.
(b) First Tennessee, as Co-administrator, is entitled to receive an annual fee of .05% of the Portfolio's average net assets. First Tennessee has voluntarily agreed to limit the fee that it is entitled to receive as Co-Administrator to
 .025% of the Portfolio's average net assets.
(c) The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .25%.
(d) Because Class II is not currently operational, this amount is estimated.
(e) Current fee waivers are voluntary and may be discontinued at any time. Under the proposed fee waivers, First Tennessee, as Investment Adviser and Co-administrator, has agreed to waive a portion of its adviser and co-administrator fees until June 30, 2002, to the extent necessary for Class I to maintain a total expense ratio of not more than 0.25%.

Example - The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

---------------------------------------------------------------------------------------------------------------
                            Current       Proposed         Current       Proposed       Current        Proposed
                            Class I        Class I        Class II       Class II      Class III      Class III
---------------------------------------------------------------------------------------------------------------
After 1 year                 $   49         $   34         $   75         $   59         $   95         $   80
---------------------------------------------------------------------------------------------------------------
After 3 years                $  154         $  106         $  233         $  186         $  296         $  249
---------------------------------------------------------------------------------------------------------------
After 5 years                $  269         $  185         $  406         $  324         $  515         $  433
---------------------------------------------------------------------------------------------------------------
After 10 years               $  603         $  418         $  906         $  725         $1,142         $  965
---------------------------------------------------------------------------------------------------------------

         During the fiscal year ended June 30, 2000, the dollar amount of advisory fees paid to First Tennessee by the Portfolios under the current Agreements* were as follows:

PORTFOLIO                                                PAID BY THE PORTFOLIOS
                                                           TO FIRST TENNESSEE
                                               ------------------------------------------
                                                EARNED           WAIVED             PAID
-----------------------------------------------------------------------------------------
U.S. Treasury Money Market Portfolio           $ 34,575         $ 19,431         $ 15,144
-----------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio         $245,996         $147,597         $ 98,399
-----------------------------------------------------------------------------------------
Municipal Money Market Portfolio               $135,514         $ 81,308         $ 54,206
-----------------------------------------------------------------------------------------
Cash Reserve Portfolio                         $283,279         $169,968         $113,311
-----------------------------------------------------------------------------------------

* The current Investment Advisory and Management Agreements and Sub-Advisory Agreements for all the Portfolios except the Cash Reserve Portfolio are dated September 4, 1992, and were approved by the Portfolios' initial shareholder prior to the commencement of operations in September 1992. The current Investment Advisory and Management Agreement for the Cash Reserve Portfolio is dated [February 15, 1993] and the Sub-Advisory Agreement is dated May 4, 1993. Both were approved by the Portfolio's initial shareholder prior to the commencement of operations in September 1994. All of the current Agreements were last renewed by the Trustees of the Trust at their meeting on June 6, 2000.

         If the proposed new Agreements are approved, First Tennessee will also continue to serve as the co-administrator of the Portfolios and will continue to be entitled to a fee from each Portfolio at the rate of 0.05% of the Portfolio's average net assets for co-administration services. During the fiscal year ended June 30, 2000, the Portfolios paid First Tennessee, after voluntary waiver, $66,471 in co-administration fees.

         If the proposed new Agreements are approved, ALPS would continue to serve as the co-administrator of the Portfolios; however ALPS' fee would be reduced from .075% to .05%.

WOULD THIS CHANGE THE PORTFOLIOS' INVESTMENT OBJECTIVE OR POLICIES?

         No. The Portfolios' investment objectives and investment policies, limitations, restrictions and guidelines are not proposed to change in any respect.

WOULD THIS CHANGE THE PORTFOLIOS' DAY-TO-DAY INVESTMENT MANAGEMENT?

         No. BlackRock will continue providing the day-to-day investment management of the Portfolios, if shareholders approve the proposed new Agreements.

WOULD THIS CHANGE THE DUTIES FOR WHICH FIRST TENNESSEE AND BLACKROCK ARE EACH RESPONSIBLE?

         First Tennessee is responsible for providing investment advice to the Portfolios under the current Investment Advisory and Management Agreements. First Tennessee is permitted to, and does, engage a sub-adviser (BlackRock) to perform these duties under a Sub-Advisory Agreement for each Portfolio. With a sub-adviser in place, First Tennessee's duties under its Agreements with the Trust generally involve monitoring and evaluating the sub-adviser.

         Under the new Agreements, First Tennessee would no longer be contractually responsible for providing the Portfolios with investment advice. First Tennessee's duties under the new Agreements would be generally to select, monitor and evaluate any co-adviser engaged to provide advice to the Portfolios, and BlackRock would become directly responsible to the Portfolios for providing investment advice. Despite this contractual re-allocation of duties under the new Agreements, First Tennessee has committed to the Trust that it will remain responsible for the investment advice provided to the Portfolios. As a result, there is not anticipated to be any change in practice in the responsibilities borne by each of First Tennessee and BlackRock under the new arrangements.

WHY ARE YOU ASKING FOR A SHAREHOLDER VOTE?

         If the new arrangement is implemented, the current Investment Advisory and Management Agreements for the Portfolios will be amended to accommodate the arrangement. In addition, the current Sub-Advisory Agreements for the Portfolios will be terminated and the Trust will enter into new Agreements with BlackRock to re-align BlackRock as a direct investment adviser to the Portfolios. These changes may not be implemented under applicable law without shareholder approval.

WHAT DID THE TRUSTEES CONSIDER AND WHAT IS THEIR RECOMMENDATION?

         At a meeting held on April 11, 2001, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolios, First Tennessee or BlackRock, approved the new Investment Advisory and Management Agreements between the Trust and First Tennessee, and the new Investment Advisory and Management Agreements between the Trust and BlackRock, to take effect as soon as practicable following shareholder approval. The Trustees further directed that the Agreements be submitted to a shareholder vote with the Trustees' unanimous recommendation for approval.

         In considering whether to approve the Agreements and to recommend approval to shareholders, the Trustees inquired into a number of matters and considered various factors. The materials considered by the

Trustees included information regarding First Tennessee and BlackRock and their personnel, operations, financial condition and investment philosophy.

         In addition to these and other matters, the Trustees considered:

         - First Tennessee's history as adviser of the Portfolios and BlackRock's reputation and track record as investment manager of the Portfolios;
         - The fact that the Portfolios' current day-to-day investment management is not proposed to change;
         - The fact that the proposed arrangement will lower the aggregate investment advisory or other fees paid by the Portfolios; and
         - The fact that under the proposed arrangement, First Tennessee will remain responsible to the Portfolios for monitoring the investment advice provided to the Portfolios by BlackRock.

         The Trustees deemed it especially important that the aggregate fees paid by the Portfolios will be reduced and no change in the day-to-day management of the Portfolios. In addition, the fact that First Tennessee would continue to be responsible for monitoring the investment advice provided to the Portfolios was considered relevant to assuring continued quality and consistency of Portfolio management under the new Agreements.

         The Trustees recognized that this new arrangement would benefit First Tennessee to the extent that it would not be required to offset the portion of its advisory fees on ERISA assets in the Portfolios that are to be paid over to BlackRock for its sub-advisory services, in order to avoid the fee issues under ERISA explained previously in this Proxy Statement. However, the new arrangements are believed by the Trustees overall to be at least as favorable to the Trust as the current arrangements and do not involve any fee increases or diminution in services to be provided to the Trust. Moreover, it is anticipated that new ERISA assets will be invested in the Portfolios under the new arrangements, which would not otherwise be. These new assets could help the Portfolios achieve overall cost reductions as a result of economies of scale.

         The Trustees also believed it is advantageous that, under the new arrangements, BlackRock will bear direct contractual liability to the Trust for its investment advisory services, whereas under the current arrangements, BlackRock has no direct contractual relationship with the Trust and its current contractual liability to the Trust is at most implied or indirect. Moreover, First Tennessee has committed to remain responsible to the Trust for monitoring the investment advice provided to the Portfolios. Finally, the entire cost of the shareholders' meeting and the preparation and solicitation of proxies is to be borne by First Tennessee or other parties, and not by the Trust.

         After examining relevant materials furnished to them by First Tennessee and legal counsel, meeting with executive officers of First Tennessee, and discussing the foregoing factors, the Trustees determined that the proposed Agreements would be in the best interests of the Portfolios and their shareholders. Accordingly, subject to shareholder approval of each of the Portfolios, the terms of the Agreements and the execution of the agreements were unanimously approved by the Trustees (including a majority of the Trustees who are not interested persons of the Portfolios, First Tennessee or BlackRock) at their meeting on April 11, 2001.

         If the shareholders of any Portfolio do not approve both of the Proposals, the proposed arrangements and agreements will not be implemented for that Portfolio, and the current Investment Advisory and Sub-Advisory Agreements for that Portfolio will continue in effect.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSALS.

================================================================================
                               THE NEW AGREEMENTS
================================================================================

WHAT ARE THE KEY PROVISIONS OF THE PROPOSED NEW AGREEMENTS WITH FIRST TENNESSEE?

         Advisory Services. Under the proposed new Agreements with First Tennessee, First Tennessee will be responsible, as co-adviser, to perform the following advisory services for each Portfolio:

         - Provide research, analysis and recommendations with respect to the investment objective, guidelines for and risk characteristics of the Portfolio;
         -    Monitor the activities of the investment adviser (BlackRock);
         - Make recommendations with respect to the engagement and termination of investment advisers and sub-advisers for the Portfolio;
         -    Monitor the performance of the Portfolio; and
         - Coordinate activities among the advisers and the Portfolio's other service providers.

         In addition, First Tennessee will have compliance, reporting and recordkeeping responsibilities customary for its position.

         Fees. Under the new Agreements, the Trust will pay First Tennessee a fee at the annual rate of .05% of the average net assets of each Portfolio. The fee will be calculated as of the close of business on the last business day of each month and will be payable as soon as practicable thereafter. First Tennessee may voluntarily waive all or a portion of its fee.

         Liability. First Tennessee will not be liable for losses as the result of any error of judgement or mistake of law in performing its services, except for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation or losses resulting from willful misfeasance, bad faith or gross negligence on its part or reckless disregard by it of its obligations or duties under the Agreements.

         Term. The Advisory Agreement will remain in effect for two years from the date of its execution, and will thereafter continue for successive one-year periods if continuation is specifically approved at least annually by the Trustees, or by the vote of a "majority of the outstanding voting securities" of the Portfolio as defined under the Investment Company Act of 1940 (as amended, the 1940 Act) and, in either case, by a majority of the Trustees of the Trust who are not interested persons of First Tennessee, BlackRock or the Portfolio by votes cast in person at a meeting called for that purpose.

         Termination. The new Agreements with First Tennessee may be terminated at any time, without penalty, by vote of the Trustees or by the vote of "a majority of the outstanding voting securities" of the Portfolio on 60 days written notice. The Agreements may also be terminated by First Tennessee on 60 days' written notice. The Agreements will terminate automatically in the event of an assignment (as defined under the 1940 Act).

         A form of the proposed Agreements with First Tennessee is attached to this Proxy Statement as Appendix A and should be referred to for details.

WHAT ARE THE KEY PROVISIONS OF THE PROPOSED NEW AGREEMENTS WITH BLACKROCK?

         Advisory Services. Under the new Agreements with BlackRock, BlackRock will be responsible, as adviser, to perform the following advisory services for each Portfolio:

         - Assume overall responsibility for the day-to-day management and investment of the Portfolio's assets and securities portfolio;
         - Provide investment research and credit analysis concerning the Portfolio's investments;
         - Conduct a continual program of investment of the Portfolio's investments;
         - Place orders for all purchases and sales of the Portfolio's investments;
         - Advise the Trustees regarding overall investment programs and strategies for the Portfolio; and
         - Coordinate its activities with any other advisers and the Portfolio's other service providers.

         In addition, BlackRock will have compliance, reporting and recordkeeping responsibilities customary for its position.

         Portfolio Transactions. Although BlackRock's advisory activities will be subject to general oversight by the Trustees of the Trust, selection of specific securities for the Portfolios will be made by BlackRock. BlackRock will be authorized to place orders pursuant to its investment determination for the Portfolios either directly with an issuer or with any broker-dealer. At all times, BlackRock will be required to attempt to obtain the best price and the most favorable execution of its orders. Consistent with that obligation, BlackRock may, subject to approval of the Trustees, pay higher commissions to broker-dealers that provide research services, to the extent permitted by law. The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to BlackRock in rendering investment management services to the Portfolios and/or BlackRock's other clients.

         Fees. Under the proposed Agreements with BlackRock, the Trust will pay BlackRock a fee at the annual rate of 0.08% of the average net assets of the Portfolios. The fee will be calculated as of the close of business on the last business day of each month and will be payable as soon as practicable thereafter. BlackRock may voluntarily waive all or a portion of its fee.

         Other Provisions. The liability, term and termination provisions of the proposed Agreements with BlackRock are substantially the same as those same provisions described above in the Agreements for First Tennessee. A form of the proposed Agreements with BlackRock is attached to this Proxy Statement as Appendix B and should be referred to for details.

================================================================================
                                OTHER INFORMATION
================================================================================

VOTE NEEDED TO ADOPT PROPOSALS

         Approval of each Proposal for a Portfolio requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio, within the meaning of the 1940 Act. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean (a) 67% or more of the outstanding shares present at a meeting of shareholders of the Portfolio, where the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less.

SOLICITATION OF PROXIES

         The cost of preparing and mailing the Notice of Special Meeting of Shareholders, the proxy, this Proxy Statement, and any additional proxy material will be borne by First Tennessee or other parties and not by the Portfolios. The Portfolios may engage the services of a proxy solicitation firm to solicit proxies. The expenses associated with engaging a proxy solicitation firm cannot be reasonably estimated at this time. If such expenses are incurred, they will be paid by First Tennessee or other parties and not by the Portfolios. The Portfolios will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of Portfolio shares as of the Record Date and will reimburse them for their reasonable costs in doing so.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, facsimile or personal solicitations conducted by officers and employees of ALPS Mutual Funds Services, Inc. (ALPS), the Portfolios' co-administrator and distributor, or other representatives of the Portfolio or their affiliates (who will not be paid for their solicitation activities). These representatives will assist in soliciting proxies, and may contact certain shareholders of the Portfolios by telephone. Shareholders who are contacted by telephone may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. These procedures are aimed at ensuring that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected.

         In all cases where a telephonic proxy is solicited, the representative may ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information on file, the representative will explain the process, read the Proposals listed in the proxy card and ask for your instructions on the Proposals. The representative will answer your questions about the process, but will not recommend to you how you should vote. The representative may, however, read to you the Trustees' recommendation set forth in this Proxy Statement. Within 72 hours, you will be sent a letter or mailgram to confirm your vote. Please call the phone number provided on the confirmation immediately if your instructions are not correctly reflected in the confirmation.

         If you wish to participate in the meeting and any adjournments thereof, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Proxy Statement or attend the meeting in person. Any proxy given by you, whether in writing or by telephone, is revocable in the manner described above.

QUORUM AND VOTING

         A majority of shares of each Portfolio entitled to vote in person or by proxy will constitute a quorum for the transaction of business at the meeting as to that Portfolio. If at the time any session of the meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any proposal presented at the meeting have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to the Proposal or any other proposal presented at the meeting. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. A vote may be taken on one or more proposals presented at the meeting prior to any such adjournment if sufficient votes for its approval have been received.

         In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. As mentioned above, each Proposal must be approved by (a) a percentage of voting securities present at the meeting, or (b) a majority of the shares issued and outstanding. Abstentions and broker non-votes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against each Proposal. As to any other proposal presented at the meeting that must be approved by a percentage of "shares voted" on the proposal, abstentions and broker non-votes will not be counted as "shares voted" and therefore will have no effect on the result of the vote.

         While the meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management of the Portfolios intends to present or knows that others will present are the Proposals mentioned in the Notice of Special Meeting of Shareholders. If any other matters lawfully come before the meeting, and in all procedural matters at the meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

         If the accompanying form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. In the event that the shareholder signs and returns the proxy, but does not indicate a choice as to a Proposal on the proxy, the persons named in the accompanying proxy will vote those shares in favor of the Proposal set forth in the Notice of Special Meeting of Shareholders and in their discretion with regard to any other proposal presented at the meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

                  As of the Record Date, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of each of the Portfolios. The following shareholders were known to the Trust to own beneficially 5% or more of the total outstanding shares of the Portfolios listed, as of the Record Date:

--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                 PORTFOLIO                            NO. OF SHARES HELD            PERCENTAGE*
--------------------------------------------------------------------------------------------------------------------
First Tennessee Bank        U.S. Treasury Money Market                 [    ]                    [     %]
National Association        Portfolio
4385 Poplar Avenue,
2nd Floor
Memphis, TN 38117
--------------------------------------------------------------------------------------------------------------------

First Tennessee Bank        U.S. Government Money Market               [    ]                    [     %]
National Association        Portfolio
4385 Poplar Avenue,
2nd Floor
Memphis, TN 38117
--------------------------------------------------------------------------------------------------------------------

First Tennessee Bank        Municipal Money Market Portfolio           [    ]                    [     %]
National Association
4385 Poplar Avenue,
2nd Floor
Memphis, TN 38117
--------------------------------------------------------------------------------------------------------------------

First Tennessee Bank        Cash Reserve Portfolio                     [    ]                    [     %]
National Association
4385 Poplar Avenue,
2nd Floor
Memphis, TN 38117
--------------------------------------------------------------------------------------------------------------------

* Represents percentage of total shares outstanding in the Portfolio. Shares held by First Tennessee are all Class I shares, although all classes of shares of the Portfolio will vote together on the Proposals.

         First Tennessee has advised the Trust that the shares of the Portfolios held by First Tennessee are in trust or other accounts for the benefit of certain First Tennessee customers, and that the shares over which it has voting discretion will be voted in accordance with its fiduciary and other legal obligations with respect to the particular accounts involved. In the exercise of its discretion, First Tennessee may consult with or seek recommendations from the account principal or other independent fiduciary.

OTHER TRUSTEE INFORMATION

         George Lewis, an interested Trustee, owns 335,855 shares of First Tennessee bank.

OTHER INFORMATION ABOUT FIRST TENNESSEE AND BLACKROCK

         The current investment adviser and co-administrator, and the proposed co-adviser, to the Portfolios is First Tennessee Bank National Association, 530 Oak Court Drive, 2nd Floor, Memphis, TN 38117. The Chief Executive Officer, Chairman and President of First Tennessee is Ralph Horn. In addition to Mr. Horn, the directors of First Tennessee are: Robert C. Blattberg, Robert C. Blatterberg Consultants, 875 N. Michigan Ave., Suite 2945, Chicago, IL 60611; Carlos H. Cantu, Senior Chairman of The ServiceMaster Company, 860 Ridge Lake Blvd., Memphis, TN 38120; George E. Cates, Chairman of the Board and Chief Executive Officer, Mid-America Apartment Communities, Inc. 6584 Poplar Ave., Suite 340, Memphis, TN 38138; J. Kenneth Glass, President, Retail Financial Services, First Tennessee, 165 Madison Ave., Memphis, TN 38103; James A. Haslam, III, Chief Executive Officer, Pilot Corporation, 5508 Lonas Road, Knoxville, TN 37939; John C. Kelley, Jr., President, Business Financial Services/Memphis Financial Services, First Tennessee, 165 Madison Ave., Memphis, TN 38103; R. Brad Martin, Chairman and Chief Executive Officer, Saks Incorporated, 1025 Cherry Road, Memphis, TN 38117; Joseph Orgill, III, Chairman, Orgill, Inc., 530 Oak Court Drive, Suite 260, Memphis, TN 38117; Vicki R. Palmer, Corporate Senior Vice President and Treasurer, Coca Cola Enterprises, Inc., 2500 Windy Ridge Pkwy., Atlanta, GA 31139; Michael D. Rose, Midaro Investments, Inc., 6305 Humphreys Blvd., Suite 110, Memphis TN 38120; and William B. Sansom, Chairman of the Board and Chief Executive Officer, The H.T. Hackney Company, 502 S. Gay Street, Suite 300, Knoxville, TN 37902. First Tennessee is a wholly-owned subsidiary of First Tennessee National Corporation, a publicly traded financial services company.

         The current sub-adviser, and proposed investment adviser, to the Portfolios is BlackRock, [345 Park Avenue, New York, New York 10154; or 1600 Market Street, 27th Floor, Philadelphia, PA 19103] [Confirm/correct]. The principal executive officer of BlackRock is Laurence D. Fink, Chairman and Chief Executive Officer, 345 Park Avenue, New York, NY 10154. In addition to Mr. Fink, the directors of BlackRock are: Ralph L. Schlosstein, Director and President, 345 Park Avenue, New York, NY 10154; Robert S. Kapito, Director and Vice Chairman, 345 Park Avenue, New York, NY 10154;Paul L. Audet, Director and Chief Financial Officer, 345 Park Avenue, New York, NY 10154; Laurence J. Carolan, Director and Managing Director, 100 Bellevue Parkway, Wilmington, DE 19809; Kevin M. Klingert, Director and Managing Director, 100 Bellevue Parkway, Wilmington, DE 19809; John P. Moran, Director and Managing Director, 100 Bellevue Parkway, Wilmington, DE 19809; Thomas H. Nevin, Director and Managing Director, 100 Bellevue Parkway, Wilmington, DE 19809;;and Robert P. Connolly, General Counsel, Secretary and Managing Director, 345 Park Avenue, New York, NY 10154. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under management as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of the PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.

         BlackRock acts as investment adviser or sub-adviser with respect to other money market funds having similar investment objectives to the Portfolios. Information regarding those funds is provided in the following table as of February 28, 2001:

                       FUND                                  SIZE OF FUND                    FEE *
                       ----                                  ------------                    -----
                                                             (NET ASSETS)        (BASED ON AVERAGE NET ASSETS)
BLACKROCK PROVIDENT INSTITUTIONAL FUNDS
     TempFund (b)                                           $24,534,528,428      0.175% of first $1 billion (6)
     TempCash (b)                                            $4,832,635,495      0.175% of first $1 billion (1)
     FedFund (a)                                             $1,986,316,553      0.175% of first $1 billion (1)
     T-Fund (a)                                              $2,776,844,462        (based on aggregate assets
     Federal Trust Fund (a)                                    $173,798,573        of the four government
     Treasury Trust Fund (a)                                 $1,271,969,476        portfolios)
     MuniFund (a)                                            $1,010,413,128      0.175% of first $1 billion (1)
     MuniCash (a)                                              $348,316,911      0.175% of first $1 billion (1)
     California Money Fund (a)                                 $590,172,737      0.20%
     New York Money Fund (a)                                   $380,637,028      0.20%

PLAN INVESTMENT FUND
     Money Market Portfolio                                    $502,667,920      0.20% of first $250 million (2)
     Government/Repo Portfolio                                 $117,214,951      0.20% of first $250 million (2)

THE RBB FUND, INC.
     Money Market                                            $1,080,599,187      0.45% of first $250 million (3)
     Government Obligations                                    $137,723,832      0.45% of first $250 million (3)
     Municipal Money Market                                    $145,067,435      0.35% of first $250 million (5)


* Fee may have subsequent breakpoints as described in the End Notes

                           SUB-ADVISORY FEE SCHEDULES

                       FUND                                  SIZE OF FUND                    FEE *
                       ----                                  ------------                    -----
                                                             (NET ASSETS)        (BASED ON AVERAGE NET ASSETS)
BLACKROCK FUNDS
     Money Market                                            $4,123,815,180      0.40% of first $1 billion (7)
     U.S. Treasury Money Market                                $763,184,787      0.40% of first $1 billion (7)
     Municipal Money Market                                    $696,394,115      0.40% of first $1 billion (7)
     New Jersey Municipal Money Market                         $158,981,338      0.40% of first $1 billion (7)
     North Carolina Municipal Money Market                      $88,754,557      0.40% of first $1 billion (7)
     Ohio Municipal Money Market                               $121,017,973      0.40% of first $1 billion (7)
     Pennsylvania Municipal Money Market                       $645,658,865      0.40% of first $1 billion (7)
     Virginia Municipal Money Market                            $65,399,898      0.40% of first $1 billion (7)

WARBURG PINCUS FUNDS
     New York Tax-Exempt Fund                                  $194,639,325      0.25% of net assets
     World Perks Tax Free Money Market Fund                     $13,060,327      0.25% of net assets

-----------------
* Fee may have subsequent breakpoints as described in the End Notes

End Notes:
(a) BIMC has and anticipates that it will continue to reduce the advisory fees otherwise payable to it by FedFund, T-Fund, Treasury Trust Fund, Federal Trust Fund, MuniFund, MuniCash, California Money Fund, and New York Money Fund to ensure that the ordinary operating expenses (excluding fees paid to Service Organizations pursuant to Servicing Agreements) will annually approximate .20% of the average net assets
(b) BIMC has and anticipates that it will continue to reduce the advisory fees otherwise payable to it by TempFund and TempCash to ensure that the ordinary operating expenses (excluding fees paid to Service Organizations pursuant to Servicing Agreements) will annually approximate .18% of the average net assets
(1) Subsequent break points are: .15% of next $1 billion; .125% of next $1 billion; .10% of next $1 billion; .095% of next $1 billion; .90% of next $1 billion;.085% of next $1 billion; and .08% of net assets over $7 billion
(2) Subsequent breakpoints are: .15% next $250 million; .12% of next $250 million; .10% of next $250 million; and .08% of net assets over $1 billion
(3) Subsequent break points are: .40% of next $250 million; .35% of net assets over $500 million
(4) Subsequent break points are: .35% of next $250 million; .30% of net assets over $500 million
(5) Subsequent break points are: .30% of next $250 million; .25% of net assets over $500 million
(6) Subsequent break points are: .15% of next $1 billion; .125% of next $1 billion; .10% of next $1 billion; .095% of next $1 billion; .09% of next $1 billion; .08% of next $1 billion .75% of next $1 billion; and .07% of net assets over $8 billion
(7) Subsequent break points are: .35% of next $1 billion; .325% of next $3 billion; and .30% of net assets over $3 billion
(8) Subsequent break points are: .06% of next $500 million and .05% of net assets over $1 billion

PROPOSALS OF SHAREHOLDERS

         The Portfolios need not hold annual shareholder meetings, except as required by the 1940 Act, applicable state law or the Declaration of Trust. Therefore, it is not presently anticipated that the Portfolios will hold regular meetings of shareholders in subsequent years. Accordingly, no anticipated date of the next meeting can be provided nor a deadline established for the submittal of future proposals from shareholders.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                                    BY ORDER OF THE TRUSTEES
                                    OF THE TRUST,



                                    Russell C. Burk
                                    Secretary
Denver, Colorado
May 1, 2001

                                   APPENDIX A

              FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                      BETWEEN THE TRUST AND FIRST TENNESSEE


                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


         THIS INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is made as of this ___day of ____, 2001, between FIRST FUNDS, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of the Portfolios listed on Schedule A attached hereto (the "Portfolios") and First Tennessee Bank National Association ("Bank").

         WHEREAS, the Trust has been organized to operate as an investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") with multiple series of shares (hereinafter referred to as Classes) having varying preferences, limitations and relative rights, and to invest and reinvest the assets of the Portfolio in securities pursuant to investment objectives and policies for the Portfolios; and

         WHEREAS, the Trust, under separate agreement (the "Investment Advisory and Management Agreement"), has engaged the services of BlackRock Institutional Management Corporation ("BlackRock") as co-investment adviser to the Portfolios to provide day-to-day investment management of the Portfolios' assets and securities, to conduct a continuous program of investment of the Portfolios' assets, and to provide other advisory services as outlined in the Investment Advisory and Management Agreement (BlackRock hereinafter being referred to as "Investment Adviser" and Bank hereinafter being referred to as "Co-Adviser"); and

         WHEREAS, the Trust desires to obtain the services, information, advice, assistance and facilities of an investment adviser and to have an investment adviser provide or perform for it various investment advisory, monitoring, statistical, research, investment adviser selection and counseling and other services with respect to the Portfolio as set forth more fully herein, but exclusive of day-to-day investment management services;

         NOW, THEREFORE, the Trust, on behalf of the Portfolios, and Co-Adviser agree as follows:

         1. Employment of the Co-Adviser. The Trust hereby employs the Co-Adviser to provide investment advisory services in the manner set forth in Section 2A of this Agreement, subject to the direction of the Trustees, for the period, in the manner, and on the terms hereinafter set forth. The Co-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Co-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         2. Obligations of, and Services to be Provided by, the Co-Adviser. The Co-Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

         A.       Investment Advisory Services.

                  (a) The Co-Adviser will provide the Trust with research, analyses and recommendations with respect to the investment objective, guidelines for and risk characteristics of the Portfolios.

                  (b) The Co-Adviser will monitor the investment and management activities of the Investment

                  Adviser relative to the Portfolios, including, but not limited to, purchase and sale transactions following settlement thereof, and report to the Trustees on compliance by the Investment Adviser with the investment objective and policies of the Portfolios, any directions which the Trustees and officers of the Trust may issue to the Investment Adviser from time to time and the requirements of the 1940 Act and all applicable rules and regulations of the Securities and Exchange Commission ("SEC") with respect to the Portfolios. In performing its monitoring services under this sub-section, the Co-Adviser may rely, among other things, upon reports, data and information furnished to it by the Investment Adviser, custodian or other service providers to the Portfolios.

                  (c) The Co-Adviser will make recommendations with respect to the engagement and termination of investment advisers and sub-advisers for the Portfolios and provide research, analyses and recommendations on qualified candidates to perform the investment advisory and, if applicable, sub-advisory duties and responsibilities for the day-to-day management of a continuous investment program for the Portfolios and the related functions to sustain that role.

                  (d) The Co-Adviser will perform or obtain research and analysis on the investment performance of the Investment Adviser, or other investment advisers or sub-advisers (collectively, the "Advisers") with respect to the Portfolios and comparisons of its absolute and relative performance to relevant indices and investment universes.

                  (e) The Co-Adviser will determine and recommend allocation of assets between multiple active Advisers at such time that the assets of the Portfolios reach such size that multiple active Advisers are warranted.

                  (f) The Co-Adviser may make presentations or reports on behalf of the Investment Adviser, or other Advisers, at the request of the Investment Adviser or such other Advisers in meetings and other settings where the presence of a representative of any such investment adviser is needed or requested but is unable to attend. Such meetings and settings may include, but are not limited to, (i) Board of Trustee meetings, (ii) meetings with broker-dealers, and (iii) meetings with other channels of distribution. Such meetings shall not include regulatory meetings.

                  (g) The Co-Adviser will coordinate its activities with the Investment Adviser and the activities of the Investment Adviser or other Advisers, with the Portfolio's transfer agent, administrator, custodian and independent accountants.

         B. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

                  The Co-Adviser will make available and provide such financial, accounting, statistical and other information related to its duties and responsibilities hereunder as required by the Trustees and necessary for the preparation of registration statements, reports and other documents required by federal and state securities laws and such other information as the Trustees may reasonably request for use by the Trust and its distributor for the underwriting and distribution of the Portfolios' shares.

         C.       Other Obligations and Services.

                  The Co-Adviser agrees to make available its officers and employees to the Trustees and officers of the Trust for consultation and discussions regarding the activities of the Investment

                  Adviser and the Co-Adviser's duties hereunder and their activities with respect to the Portfolios.

         3. Covenants by Co-Adviser. The Co-Adviser covenants with the Trust that, with respect to the services provided to the Portfolios, it:

                  (a) will comply with all applicable provisions of the 1940 Act and applicable rules and regulations of the Securities and Exchange Commission ("SEC") and will in addition conduct its activities under this Agreement in accordance with the Portfolios' current registration statement and applicable regulations of the Office of the Comptroller of the Currency pertaining to the investment advisory activities of national banks which are applicable to the Co-Adviser;

                  (b) will not make loans to any person for the purpose of purchasing or carrying Trust or Portfolio shares, or make loans to the Trust or the Portfolios;

                  (c) will not purchase shares of the Trust or the Portfolios for its own investment account;

                  (d) will maintain all books and records with respect to its duties set forth herein, and furnish the Trustees such periodic and special reports as the Trustees may request with respect to the Portfolios;

                  (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Portfolios and prior, present or potential shareholders (other than any information which Co-Adviser may have obtained about shareholders from other business relationships with such shareholders), and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Co-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by the Trust or when otherwise required or permitted by law);

                  (f) will, to the best of its knowledge and ability, immediately notify the Trust of the occurrence of any event which would disqualify Co-Adviser or the Investment Adviser from serving as investment adviser of an investment company; and

                  (g) will determine that all information furnished to the Trust by the Co-Adviser pursuant to this Agreement is accurate in all material respects.

         4. Expenses of the Portfolios. The Portfolios or Trust will pay, or will enter into arrangements that require third parties to pay, all expenses other than those expressly assumed by the Co-Adviser herein, which expenses payable by the Portfolios or Trust shall include:

                  (a) Expenses of all audits by independent public accountants;

                  (b) Expenses of Investment Adviser, transfer agent, registrar, dividend disbursing agent and shareholder recordkeeping services;

                  (c) Expenses of custodial services including recordkeeping services provided by the custodian;

                  (d) Expenses of obtaining quotations for calculating the value of the Portfolios' net assets;

                  (e) Salaries and other compensation of any of its executive officers or employees, if any, who are not officers, directors, stockholders or employees of the Investment Adviser, the Co-Adviser, the Administrator or the Distributor;

                  (f) Taxes levied against the Portfolios;

                  (g) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolios;

                  (h) Costs, including the interest expense, of borrowing money;

                  (i) Costs and/or fees incident to Trustees and shareholder meetings of the Trust and the Portfolios, the preparation and mailings of prospectuses and reports of the Portfolios to its existing shareholders, the filing of reports with regulatory bodies, the maintenance of the Portfolios' legal existence, and the registration of shares with federal and state securities authorities;

                  (j) Legal fees, including the legal fees related to the registration and continued qualification of the Portfolios' shares for sale;

                  (k) Costs of printing any share certificates representing shares of the Portfolios;

                  (l) Fees and expenses of Trustees who are not affiliated persons, as defined in the 1940 Act, of the Co-Adviser, the Investment Adviser, the Distributor or any of their affiliates; and

                  (m) Its pro rata portion of the fidelity bond required by
                  Section 17(g) of the 1940 Act, or of other insurance premiums.

         5. Activities and Affiliates of the Co-Adviser. The Trustees acknowledge that the Co-Adviser, or one or more of its affiliates, may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Co-Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (such individuals, entities and accounts hereinafter referred to as "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trustees agree that the Co-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolios, provided that the Co-Adviser acts in good faith and in accordance with applicable law or as permitted by an exemption order issued by the SEC, and provided further, that, as applicable to the Portfolios, it is the Co-Adviser's policy to allocate within its reasonable discretion, investment opportunities to the Portfolios over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Portfolios and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolios may have an interest from time to time, whether in transactions which involve the Portfolios or otherwise. The Co-Adviser shall not have any obligation to acquire for the Portfolios a position in any investment which any Affiliated Account may acquire, and the Portfolios shall have no first refusal, coinvestment or other rights in respect of any investment, either for the Portfolios or otherwise.

         6.       Compensation of the Co-Adviser.

                  (a) For all services provided to the Portfolios pursuant to this Agreement, the Trust shall pay the Co-Adviser, and the Co-Adviser agrees to accept as full compensation therefor, an investment advisory fee, payable as soon as practicable after the last day of each month, calculated using an annual rate of the average daily net assets of the Portfolios (the "Annual Rate"), as set forth on Schedule A attached hereto. The monthly investment advisory fee to be paid by the Trust to the Co-Adviser shall be determined as of the close of business on the last business day of each month by multiplying one-twelfth of the Annual Rate by the Average Portfolio Net Assets (hereinafter defined), calculated monthly as of such day.

                  (b) For purposes of this paragraph 6, the "Average Portfolio Net Assets" shall be calculated monthly as of the last business day of each month and shall mean the sum of the net assets of each Portfolio calculated each business day during the month divided by the number of business days in the month (such net assets to be determined as of the close of business each business day and computed in the manner set forth in the Declaration of Trust of the Trust).

         7. Proxies. The Trustees will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolios may be invested from time to time, unless the Trustees delegate such right to the Investment Adviser.

         8.       Liabilities of the Co-Adviser.

            (a) The Co-Adviser will not be liable for any loss suffered by the Portfolios or the Trust as the result of any error of judgment or mistake of law in connection with its performance of this Agreement; provided, however, that the Co-Adviser shall be liable to the Portfolios and the Trust for any loss resulting from (i) a breach of fiduciary duty with respect to the receipt of compensation for services; (ii) willful misfeasance, bad faith or gross negligence in, or reckless disregard by the Co-Adviser of, the performance of its duties and obligations under this Agreement; or (iii) any material breach of any of its covenants contained in this Agreement.

            (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Co-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

         9.       Renewal, Amendment and Termination.

                           (a) This Agreement shall become effective on the date
                  first written above and shall remain in force for a period of two (2) years from such date and from year to year thereafter but only so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Trustees who are not interested persons of the Portfolios, the Investment Adviser or the Co-Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or (ii) by the vote of a majority of the outstanding voting securities of the Portfolios. The aforesaid provision that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                      (b) This Agreement may be amended at any time, but only by written agreement between the Trust and the Co-Adviser, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the 1940 Act, subject to any applicable exemption order of the SEC modifying the provisions of the 1940 Act with respect to approval of amendments to this Agreement.

                      (c) This Agreement:

                      (i) may at any time be terminated without the payment of any penalty either by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolios, on sixty (60) days' written notice to the Co-Adviser;

                      (ii) shall immediately terminate in the event of its assignment; and

                      (iii) may be terminated by the Co-Adviser on sixty (60) days' written notice to the Trust.

                  (d) As used in this Section 9, the terms "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

         10.      Books and Records.

                  (a) The Trustees shall provide to the Co-Adviser copies of the Trust's most recent prospectus and statement of additional information (as each may be amended or supplemented from time to time) which relate to any class of shares representing interests in the Portfolios.

                  (b) In compliance with the requirements of Rule 3la-3 of the rules promulgated under the 1940 Act ("Rules"), the Co-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Co-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2, the records required to be maintained by the Co-Adviser hereunder pursuant to Rule 3la-1 of the Rules.

         11. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed given, if delivered personally, on the day delivered or if mailed, by certified or registered mail, postage prepaid, return receipt requested, three (3) days after placement in the United States mail, to the addresses below:

If to Trust:                   First Funds
                               c/o Russell C. Burk, Esq.
                               ALPS Mutual Fund Services, Inc.
                               370 17th Street, Suite 3100
                               Denver, Colorado 80202

With a copy to:                Desiree Franklin, Esq.
                               Baker, Donelson, Bearman, Caldwell, P.C.
                               165 Madison Avenue, 21st Floor
                               Memphis, TN 38103

If to Co-Adviser:              C. Douglas Kelso, III
                               c/o:  First Tennessee Bank National Association
                               4990 Poplar Avenue, Third Floor
                               Memphis, TN  38117

With a copy to:                Adella Heard, Esq.
                               First Tennessee Bank National Corporation
                               165 Madison Avenue, Third Floor
                               Memphis, TN  38103

         12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         13. Limitation on Liability. Co-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Portfolios pursuant to this Agreement shall be limited in all cases to the Portfolios and its assets. Co-Adviser agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolios, nor from the Trustees or any individual Trustee of the Portfolios.

         14. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Tennessee without giving effect to the choice of laws provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                    FIRST FUNDS

                                    By:
                                       -----------------------------------------
                                          Secretary

                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                    By:
                                       -----------------------------------------

                                   SCHEDULE A


PORTFOLIO                                                CO-ADVISER FEE
---------                                                --------------
U.S. Treasury Money Market Portfolio                          .05%
U.S. Government Money Market Portfolio                        .05%
Municipal Money Market Portfolio                              .05%
Cash Reserve Portfolio                                        .05%

                                   APPENDIX B

              FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                         BETWEEN THE TRUST AND BLACKROCK


                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


         THIS INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is made as of this ___ day of ____, 2001, between FIRST FUNDS, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of the Portfolios listed on Schedule A attached hereto (the "Portfolios") and BlackRock Institutional Management Corporation, a Delaware corporation organized under the laws of the State of Delaware ("BlackRock").

         WHEREAS, the Trust has been organized to operate as an investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") with multiple series of shares (hereinafter referred to as Classes) having varying preferences, limitations and relative rights, and to invest and reinvest the assets of the Portfolios in securities pursuant to investment objectives and policies for the Portfolios;

         WHEREAS, the Trust, under separate agreement has engaged the services of First Tennessee Bank National Association ("Bank") as a co-investment adviser to provide or perform various investment advisory, monitoring, statistical, research, portfolio investment adviser selection, and other services with respect to the Portfolios as set forth more fully in the Bank's Investment Advisory and Management Agreement, a form of which is attached hereto as Exhibit A, (Bank hereinafter being referred to as "Co-Adviser" and BlackRock hereinafter being referred to as "Investment Adviser"); and

        WHEREAS, the Trust desires to obtain the day-to-day portfolio investment management services, information, advice, assistance and facilities of the Investment Adviser with respect to the Portfolios as set forth more fully herein;

         NOW, THEREFORE, Trust, on behalf of the Portfolios, and Investment Adviser agree as follows:

         1. Employment of the Investment Adviser. The Trust hereby employs the Investment Adviser to provide investment advice and to manage the investment and reinvestment of the Portfolios' assets in the manner set forth in Section 2A, of this Agreement, subject to the direction of the Trustees, for the period, in the manner, and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Investment Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         2. Obligation of, and Services to be Provided by, the Investment Adviser. The Investment Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

         A.       Investment Advisory Services.

                  (a)   The Investment Adviser shall have overall responsibility
                      for the day-to-day management and investment of the Portfolios' assets and securities portfolio subject to and in accordance with the investment objectives and policies of the Portfolios, and any directions which the Trustees and officers of the Trust may issue to the Investment Adviser from time to time, and shall perform the following services: (i) provide or cause to be provided investment research and credit analysis concerning the Portfolios' investments, (ii) conduct or cause to be conducted a continual program of investment of the Portfolios' assets, (iii) place or cause to be placed orders for all purchases and sales of the investments made for the Portfolios, and (iv) maintain or cause to be maintained the books and records required in connection with its duties hereunder.

                  (b)   The Investment Adviser shall advise the Trustees of the
                      Trust regarding overall investment programs and strategies for the Portfolios, revision of such programs as necessary, and shall monitor and report periodically to the Trustees concerning the implementation of such programs and strategies.

                  (c)   The Investment Adviser, with the prior approval of the
                      Trustees (and the shareholders to the extent required by applicable law) as to particular appointments, shall be permitted to (i) engage one or more persons or companies ("Sub-Advisers"), which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the Portfolios' assets and the purchase and sale of all or any portion of the Portfolio securities, subject to the terms and conditions of this Agreement and the written agreement to be executed with any Sub-Adviser; and (ii) take such steps as may be necessary to implement such appointment.

                  (d)   The Investment Adviser will coordinate its activities
                      with those of the Co-Adviser and will provide to the Co-Adviser such information regarding the Investment Adviser's investment management activities to the Portfolios as the Co-Adviser may reasonably request in order to enable the Co-Adviser to perform its services on behalf of the Portfolios under the Co-Adviser Agreement.

         B. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

                  The Investment Adviser will make available and provide such financial, accounting, statistical and other information related to its duties and responsibilities hereunder as required by the Trustees and necessary for the preparation of registration statements, reports and other documents required by federal and state securities laws and such other information as the Trustees may reasonably request for use by the Trust and its distributor for the underwriting and distribution of the Portfolios' shares.

         C.       Other Obligations and Services.

                  The Investment Adviser agrees to make available its officers and employees to the Trustees and officers of the Trust and to the Co-Adviser for consultation and discussions regarding the investment advisory activities of the Investment Adviser for the Portfolios. The Investment Adviser will also coordinate its activities, to the extent necessary, with the activities of the custodian, transfer agent, distributor, administrator and pricing agent insofar as their respective activities relate to the duties of the Investment Adviser hereunder, and will provide to such service providers of the Portfolios such information as they may reasonably request in order to perform their services on behalf of the Portfolios.

         3. Covenants by Investment Adviser. The Investment Adviser covenants with the Trust that with respect to the services provided to the Portfolios it:

                  (a) will comply with all applicable provisions of the 1940 Act and applicable rules and regulations of the Securities and Exchange Commission ("SEC") and will in addition conduct its activities under this Agreement in accordance with the investment objective, policies and limitations contained the current registration statement of the Portfolios;

                  (b) will not make loans to any person for the purpose of
                      purchasing or carrying Portfolio shares, or make loans to the Portfolios or the Trust;

                  (c) will not purchase shares of the Portfolios or the Trust for its own investment account;

                  (d) will maintain all books and records with respect to the securities transactions of the Portfolios and furnish the Trustees such periodic and special reports as the Trustees may request with respect to the Portfolios;

                  (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Portfolio and prior, present or potential shareholders (other than any information which Investment Adviser may have obtained about shareholders from other business relationships with such shareholders), and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by the Trust or when otherwise required or permitted by law);

                  (f) will immediately notify the Trust and the Co-Adviser of the occurrence of any event which would disqualify Investment Adviser or any Sub-Adviser from serving as investment adviser of an investment company; and

                  (g) will determine that all information furnished to the Trust or the Co-Adviser by it pursuant to this Agreement is accurate in all material respects.

         4. Transaction Procedures. All investment transactions on behalf of the Portfolios will be compensated by payment to or delivery by the custodian for the Portfolios duly appointed by the Trustees of the Trust (the "Custodian"), or such approved depositories or agents duly appointed by the Trustees and as may be designated by the Custodian in writing, as custodian for the Portfolios, of all cash and/or securities due to or from the Portfolios, and the Investment Adviser shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Investment Adviser effecting transactions on behalf of the Portfolios shall advise the Custodian and the Co-Adviser of all investment orders for the Portfolios placed by it with brokers, dealers, banks and other parties ("Brokers"). The Trustees shall issue, or cause to be issued, to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Investment Adviser. The Portfolios shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon the giving of proper instructions to the Custodian, the Investment Adviser shall have no responsibility or liability with respect to custodian arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Investment Adviser to take appropriate action if the Custodian fails properly to confirm execution of the instructions to the Investment Adviser and the Co-Adviser in a written form duly agreed upon by the Custodian, the Investment Adviser and the Co-Adviser.

         5. Execution and Allocation of Portfolio Brokerage. The Investment Adviser shall place, subject to the limitations contained in this paragraph 5, on behalf of the Portfolios, orders for the execution of the Portfolios' securities transactions. The Investment Adviser is authorized by the Trust to take any action, including the purchase or sale of securities for the account of the Portfolios, (a) that is not in contravention of (i) any investment restrictions set forth in the 1940 Act and the rules thereunder; (ii) specific instructions adopted by the Trustees and communicated to the Investment Adviser; (iii) the investment objectives, policies and restrictions of the Portfolios as set forth in the Trust's current registration statement, as amended from time to time; or (iv) instructions from the Trustees to the Investment Adviser, and (b) which would not have the effect of causing the Trust to fail to qualify or to cease to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any succeeding statute.

        The Investment Adviser may place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any Brokers. In placing orders with any Broker, the Investment Adviser will consider the experience and skill of a Broker's securities traders as well as the Broker's financial responsibility and administrative efficiency. The Investment Adviser will attempt to obtain the best price and the most favorable execution of its orders with any Brokers; however, in so doing, the Investment Adviser may consider, subject to applicable law, the research, statistical, and related brokerage services provided or to be provided by such Broker to the Portfolios or the other accounts for which the Investment Adviser exercises investment discretion. A commission paid to such Brokers may be higher than that which another Broker would have charged for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such Broker when viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion. It is understood that the Investment Adviser has not adopted a formula for selection of Brokers for the execution of the Portfolios' investment transactions. On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Portfolios as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolios and to such other clients.

        The Investment Adviser will not execute any Portfolio transactions for the account of the Portfolios with a Broker which is an "affiliated person" (as defined in the 1940 Act) of the Trust, the Trust's distributor, the Investment Adviser or the Co-Adviser except in accordance with applicable laws, rules, regulations or interpretations thereof and effective exemption orders issued by the SEC pursuant to the 1940 Act without the prior written approval of the Trustees. The Trust agrees to provide the Investment Adviser with a list of brokers and dealers that are "affiliated persons" of the Trust. The Investment Adviser likewise agrees to furnish to the Trust and the Co-Adviser a list of Brokers which are "affiliated persons" of the Investment Adviser. In no instance will Portfolio securities be purchased from or sold to the Trust's principal distributor, Investment Adviser, Co-Adviser or any affiliate thereof, except to the extent permitted by an exemption order issued by the SEC or by applicable law.

         The Investment Adviser shall render regular reports to the Trustees and the Co-Adviser of the total brokerage business placed by it with respect to the Trust and the manner in which the allocation of such brokerage has been accomplished.

         6. Expenses of the Portfolios. The Portfolios or Trust will pay, or will enter into arrangements that require third parties to pay, all expenses other than those expressly assumed by the Investment Adviser herein, which expenses payable by the Portfolios or Trust shall include:

                  (a)   Expenses of all audits by independent public
                      accountants;

                  (b)   Expenses of the Co-Adviser, transfer agent, registrar,
                      dividend disbursing agent and shareholder recordkeeping services;

                  (c)   Expenses of custodial services including recordkeeping
                      services provided by the custodian;

                  (d)   Expenses of obtaining quotations for calculating the
                      value of the Portfolios' net assets;

                  (e)   Salaries and other compensation of any of its executive
                      officers or employees, if any, who are not officers, directors, stockholders or employees of the Investment Adviser, the administrator or the distributor;

                  (f)   Taxes levied against the Portfolios;

                  (g)   Brokerage fees and commissions in connection with the
                      purchase and sale of portfolio securities for the Portfolios;

                  (h)   Costs, including the interest expense, of borrowing
                      money;

                  (i)   Costs and/or fees incident to Trustees and shareholder
                      meetings of the Trust and the Portfolios, the preparation and mailings of prospectuses and reports of the Portfolios to its existing shareholders, the filing of reports with regulatory bodies, the maintenance of the Portfolios' legal existence, and the registration of shares with federal and state securities authorities;

                  (j)   Legal fees in connection with the representation of the
                      Trust and/or Portfolios, including the legal fees related to the registration and continued qualification of the Portfolios' shares for sale;

                  (k)   Costs of printing any share certificates representing
                      shares of the Portfolios;

                  (l)   Fees and expenses of Trustees who are not affiliated
                      persons, as defined in the 1940 Act, of the Investment Adviser, the Co-Adviser, the distributor or any of their affiliates; and

                  (m)   Its pro rata portion of the fidelity bond required by
                      Section 17(g) of the 1940 Act, or of other insurance premiums.

         7. Activities and Affiliates of the Investment Adviser. The Trustees acknowledge that Investment Adviser, or one or more of its affiliates, may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that Investment Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (such individuals, entities and accounts hereinafter referred to as Affiliated Accounts). Subject to the provisions of paragraph 2 hereof, the Trustees agree that the Investment Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolios, provided that Investment Adviser acts in good faith and in accordance with applicable law or as permitted by an exemption order issued by the SEC, and provided further, that it is Investment Adviser's policy to allocate within its reasonable discretion, investment opportunities to the Portfolios over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Portfolios and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolios may have an interest from time to time, whether in transactions which involve the Portfolios or otherwise. The Investment Adviser shall not have any obligation to acquire for the Portfolios a position in any investment which any Affiliated Account may acquire, and the Portfolios shall have no first refusal, coinvestment or other rights in respect of any investment, either for the Portfolios or otherwise.

         8. Compensation of the Investment Adviser. (a) For all services provided to the Portfolios pursuant to this Agreement, the Trust shall pay the Investment Adviser, and the Investment Adviser agrees to accept as full compensation therefor, an investment advisory fee, payable as soon as practicable after the last day of each month, calculated using an annual rate of the average daily net assets of the Portfolios (the "Annual Rate"), as set forth on Schedule A attached hereto. The monthly investment advisory fee to be paid by the Trust to the Investment Adviser shall be determined as of the close of business on the last business day of each month by multiplying one-twelfth of the Annual Rate by the Average Portfolio Net Assets (hereinafter defined), calculated monthly as of such day.

         (b) For purposes of this paragraph 8, the "Average Portfolio Net Assets" shall be calculated monthly as of the last business day of each month and shall mean the sum of the net assets of the Portfolios calculated each business day during the month divided by the number of business days in the month (such net assets to be determined as of the close of business each business day and computed in the manner set forth in the Declaration of Trust of the Trust).

         9. Proxies. The Trustees will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolios may be invested from time to time, unless the Trustees delegate such right to the Investment Adviser, at which time the Trustees shall provide BlackRock with a certified resolution authorizing BlackRock to vote such proxies.

         10.      Liabilities of the Investment Adviser.

                  (a) The Investment Adviser will not be liable for any loss suffered by the Portfolios or the Trust as the result of any error of judgment or mistake of law in connection with its performance of this Agreement; provided, however, that the Investment Adviser shall be liable to the Portfolios and the Trust for any loss resulting from (i) a breach of fiduciary duty with respect to the receipt of compensation for services; (ii) willful misfeasance, bad faith or gross negligence in, or reckless disregard by the Investment Adviser of, the performance of its obligations or duties under this Agreement; or (iii) any material breach of any of its covenants contained in this Agreement.

                  (b) No provision of this Agreement shall be construed to
                      protect any Trustee or officer of the Trust, or the Investment Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

         11.      Renewal, Amendment and Termination.

                  (a) This Agreement shall become effective on the date first written above and shall remain in force for a period of two (2) years from such date and from year to year thereafter but only so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Trustees who are not interested persons of the Portfolios, the Co-Adviser or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or (ii) by the vote of a majority of the outstanding voting securities of the Portfolios. The aforesaid provision that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  (b) This Agreement may be amended at any time, but only by written agreement between the Trust and the Investment Adviser, which amendment is subject to the approval of the Trustees and, if applicable, the shareholders of the Trust in the manner required by the 1940 Act, subject to any applicable exemption order of the SEC modifying the provisions of the 1940 Act with respect to approval of amendments to this Agreement.

                  (c) This Agreement:

                      (i) may at any time be terminated without the payment of any penalty either by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolios, on sixty (60) days' written notice to the Investment Adviser;

                      (ii) shall immediately terminate in the event of its assignment; and

                      (iii) may be terminated by the Investment Adviser on sixty
                            (60) days' written notice to the Trust.

                  (d) As used in this Section 11, the terms "assignment",
                      "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption or other interpretations issued by the SEC.

         12. Books and Records. (a) The Trustees shall provide to the Investment Adviser copies of the Trust's most recent prospectus, statement of additional information, supplement, and post-effective amendment which relate to any class of shares representing interests in the Portfolios.

         (b) In compliance with the requirements of Rule 31a-3 of the rules promulgated under the 1940 Act ("Rules"), the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2, the records required to be maintained by the Investment Adviser hereunder pursuant to Rule 31a-1 of the Rules.

         13. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed given, if delivered personally, on the day delivered or if mailed, by certified or registered mail, postage prepaid, return receipt requested, three (3) days after placement in the United States mail, or national courier service (e.g. UPS, Fed Ex, Airborne Express), upon actual receipt as documented by such courier, to the addresses below:

If to Trust:                     First Funds
                                 c/o Russell C. Burk, Esq.
                                 ALPS Mutual Fund Services, Inc.
                                 370 17th Street, Suite 3100
                                 Denver, Colorado 80202

With a copy to:                  Desiree Franklin, Esq.
                                 Baker, Donelson, Bearman, Caldwell, P.C.
                                 165 Madison Avenue, 21st Floor
                                 Memphis, TN 38103

If to Investment Adviser:        BlackRock Institutional Management Corporation
                                 c/o Thomas H. Nevin
                                 400 Bellevue Parkway
                                 Wilmington, Delaware 19809

         14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         15. Limitation on Liability. Investment Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the

Portfolios pursuant to this Agreement shall be limited in all cases to the Portfolios and its assets. Investment Adviser agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolios, nor from the Trustees or any individual Trustee of the Portfolios.

         16. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Tennessee without giving effect to the choice of laws provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.


                           FIRST FUNDS

                           By:
                              ----------------------------------------------
                                  Secretary

                           BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                           By:
                              ----------------------------------------------

                                   SCHEDULE A


PORTFOLIO                                     CO-ADVISER FEE
---------                                     --------------
U.S. Treasury Money Market Portfolio          .08% of aggregate average monthly net assets of the
                                              Portfolio up to $500 million, .06% of the next $500
                                              million, and .05% on amounts greater than $1 billion

U.S. Government Money Market Portfolio        .08% of aggregate average monthly net assets of the
                                              Portfolio up to $500 million, .06% of the next $500
                                              million, and .05% on amounts greater than $1 billion

Municipal Money Market Portfolio              .08% of aggregate average monthly net assets of the
                                              Portfolio up to $500 million, .06% of the next $500
                                              million, and .05% on amounts greater than $1 billion

Cash Reserve Portfolio                        .08% of aggregate average monthly net assets of the
                                              Portfolio up to $500 million, .06% of the next $500
                                              million, and .05% on amounts greater than $1 billion

[Separate, identical Proxy cards will be prepared for each Portfolio]
                                                                PRELIMINARY COPY
PROXY                                                           PROXY

                                   FIRST FUNDS
                      U.S. TREASURY MONEY MARKET PORTFOLIO

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 1, 2001

         The undersigned shareholder of the U.S. TREASURY MONEY MARKET PORTFOLIO (the Portfolio), a series of the Massachusetts business trust known as FIRST FUNDS (the Trust), hereby appoints Russell C. Burk and Jeremy O. May, or either of them, with full power of substitution and revocation, the true and lawful proxies to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held on June 1, 2001, at the offices of ALPS Mutual Funds Services, Inc., 370 17th St., Suite 3100, Denver, Colorado 80202, at 10:00 a.m., Denver time, and at any adjournments thereof. The undersigned authorizes and instructs the proxies to vote as indicated below.

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST. The proxies named will vote the shares represented by this Proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED FOR THE MATTER PRESENTED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Approval of an Investment Advisory and Management Agreement for the Portfolio between the Trust and First Tennessee Bank National Association, as the Portfolio's co-adviser.

                      FOR       AGAINST     ABSTAIN
                      [ ]         [ ]         [ ]

2. Approval of an Investment Advisory and Management Agreement for the Portfolio between the Trust and BlackRock Institutional Management Corp., as the Portfolio's investment adviser.

                      FOR       AGAINST     ABSTAIN
                      [ ]         [ ]         [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Please sign EXACTLY as your name(s) appear on your shareholder account statement. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give full title as such. If a corporation, partnership, or limited liability company, please sign the full name by an authorized officer, partner, member or manager. If shares are owned jointly, all parties should sign.


Dated:                 , 2001
       ----------------                        ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Title (if applicable)

                                               ---------------------------------
                                               Signature (if held jointly)

                                               ---------------------------------
                                               Title (if applicable)